UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Mondelēz International, Inc. and subsidiaries (collectively, “we,” “our” or “Mondelēz International”) are furnishing this current report to provide supplemental non-GAAP financial information related to the retrospective impact of our decision to include the initial impacts from all enacted tax law changes, rather than only material tax law changes, in the definition of the items excluded from our non-GAAP financial measures. We added this exclusion to our non-GAAP financial measures as the initial impacts from all enacted tax law changes, as described further below, do not reflect our ongoing tax obligations under these changes. This change has resulted in the recasting of our historical non-GAAP financial results and provides additional information to facilitate comparisons of historical operating results, identify trends in our underlying operating results, and provide additional insight and transparency on how we evaluate our business.

Change to our Historical Non-GAAP Financial Results

Recently enactments of tax law changes have become more frequent, especially as governments address the fiscal effects related to COVID-19. These enactments can result in significant impacts on financial results. For example, tax rate increases were enacted in the Netherlands in December 2020 and the United Kingdom in June 2021.

In the past, we adjusted our non-GAAP financial measures to exclude the initial tax impacts caused by material tax reforms, specifically the 2017 U.S. tax reform and the 2019 Swiss tax reform. To standardize our treatment, we are modifying our definition of our non-GAAP financial measures to exclude initial impacts from all enacted tax law changes. Initial impacts include items such as the remeasurement of deferred tax balances and the transition tax from the 2017 U.S. tax reform. This change will also be reflected in the definition of our proportionate share of our equity method investees’ significant operating and non-operating items that we exclude from our non-GAAP financial measures.

Therefore, we will remove these initial impacts from all enacted tax law changes not previously excluded from our non-GAAP financial results for Adjusted EPS for all historical periods presented. Our U.S. GAAP results, which include the historical initial impacts from these enacted tax law changes, will not change from what was previously reported.

Recast Amounts Reflecting Changes in Historical Non-GAAP Results

The change to our non-GAAP financial results for Adjusted EPS described above does not affect our non-GAAP financial results for Organic Net Revenue, Adjusted Gross Profit or Adjusted Operating Income for any period. This supplemental disclosure does not amend any disclosure contained in any of our prior SEC filings. See the chart below and Exhibit 99.1 for the unaudited GAAP and recast non-GAAP financial information for the first quarter of 2021, all quarters of 2020 and 2019 and years ended December 31, 2020, and 2019.

Mondelēz International, Inc. and Subsidiaries

Recast Amounts Reflecting Impact from Enacted Tax Law Changes

(in millions of U.S. dollars, except per share data)

(Unaudited)

	2019 FY	2020 FY	2019				2020				2021
			Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Reported (GAAP)
Equity method investment net earnings	$501	$421	$166	$109	$114	$112	$121	$106	$84	$110	$78
Provision for income taxes	2	1,224	189	216	(633)	230	148	341	391	344	212
Net earnings attributable to Mondelēz International	3,929	3,555	967	803	1,426	733	736	544	1,119	1,156	961
Diluted earnings per share attributable to Mondelēz International	$2.69	$2.47	$0.66	$0.55	$0.98	$0.50	$0.51	$0.38	$0.78	$0.80	$0.68
Adjusted (Non-GAAP) - As Recast
Equity method investment net earnings	$401	$438	$108	$95	$98	$100	$109	$113	$104	$112	$137
Provision for income taxes	850	892	199	206	166	279	198	126	285	283	252
Net earnings attributable to Mondelēz International	3,528	3,734	930	812	917	869	958	881	930	965	1,137
Diluted earnings per share attributable to Mondelēz International	$2.42	$2.59	$0.64	$0.56	$0.63	$0.60	$0.66	$0.61	$0.64	$0.67	$0.80

Financial Schedules

Exhibit 99.1 to this Form 8-K contains financial schedules that provide the reconciliations for our recast non-GAAP financial results for Adjusted EPS, due to the change in definition to exclude the initial impacts from all enacted tax law changes, for the first quarter of 2021, all quarters of 2020 and 2019 and years ended December 31, 2020 and 2019.

•

Schedule 1 provides reconciliations of the differences between the recast Adjusted (non-GAAP) financial measures and their most directly comparable reported (GAAP) financial measures. Equity method investment net earnings and Provision for income taxes are components used to calculate net earnings and diluted earnings per share attributable to Mondelēz International.

•	Schedule 2 provides reconciliations between the reported diluted EPS attributable to Mondelēz International (GAAP) and the recast Adjusted EPS (non-GAAP) for comparative periods.

Non-GAAP Financial Measures

We use non-GAAP financial information and believe it is useful to investors as it provides additional information to facilitate comparisons of historical operating results, identify trends in our underlying operating results, and provide additional insight and transparency on how we evaluate our business. For additional information regarding our non-GAAP financial measures, see Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being furnished with this Current Report on Form 8-K.

99.1	Financial schedules – Unaudited GAAP and Non-GAAP Financial Information.

99.2	Non-GAAP Financial Measures – Additional Information.

104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Luca Zaramella
Name:	Luca Zaramella
Title:	Executive Vice President and Chief Financial Officer

Date: July 13, 2021

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